                                                                   EXHIBIT 99.01

                            ADMINISTRATIVE AGREEMENT

This  Agreement  dated the 1st day of April  2005,  is made  between  Del Global
Technologies  Corp.  (Del  Global),  RFI  Corporation  (RFI),  and  the  Defense
Logistics Agency (DLA). As used herein, RFI means RFI Corporation and all of its operating  sectors,  groups,  divisions,  units, and wholly-owned  subsidiaries, including those acquired or established during the term of this Agreement.

                                    PREAMBLE
                                    --------

1. RFI is a  corporation  that has been engaged in designing  and  manufacturing electrical  components for over 30 years. RFI manufactures,  markets,  and sells
high  voltage  precision   components,   subassemblies,   and  electronic  noise
suppression  components for a variety of applications.  RFI produces  electrical noise suppression filters,  high voltage capacitors,  pulse transformers,  pulse
forming  networks,  and  specialty  magnetics.   Applications  include  aviation
electronics,  mobile  and  land-based  telecommunication  systems,  and  missile guidance systems. RFI's principal place of business is in Bayshore, New York.

2. RFI's parent,  Del Global,  is divided into two  technology  groups,  the Del
Medical Systems Group and the Del Power Conversion Group,  which consists solely of RFI.  Through the Medical Systems Group,  Del Global supplies general purpose radiographic systems to independent  distributors in North America. Del Global's principal place of business is in Valhalla, New York.

3. In February  2004, the United  States,  Del Global,  and RFI reached a global settlement with regard to certain  allegations of improper testing procedures in the performance of government contracts.  Pursuant to the global settlement, Del
Global and RFI agreed to pay the United States $5,000,000 on or before September
30,  2004  and no  later  than  RFI's  guilty  plea in the  criminal  case.  The settlement is in payment of all civil or administrative monetary claims that the
United States has or may have under the Civil False Claims Act, 31 U.S.C. ss.ss.
3729-3733;  the Contract Disputes Act, 41 U.S.C.  ss.ss.  601-613;  the Truth in
Negotiations  Act, 10 U.S.C. ss. 2306a; the Program Fraud Civil Remedies Act, 31
U.S.C.  ss.ss.  3801-3812;  or the common law  theories  of payment by  mistake, unjust enrichment, breach of contract, and fraud for the covered conduct.

4. On September 30, 2004, in accordance  with the terms of the civil  Settlement
Agreement  entered  into by Del Global,  RFI,  and the United  States (a copy of which is  attached as Exhibit  1), Del Global and RFI paid  $5,000,000  to cover criminal fines,  restitution,  civil liability,  and administrative liability in connection  with the  matters  that are the  subject of the Plea  Agreement  and
Settlement Agreement.  Pursuant to the Settlement  Agreement,  the United States
released Del Global and RFI from any civil or administrative monetary claim that the  United  States  has or may have  under the  enumerated  laws or common  law theories.

5. On October 7, 2004, in accordance with the Plea Agreement signed on September
30,  2004,  RFI pled guilty to a criminal  information  and was  convicted  of a single  count  conspiracy  charge  relating to failure to  perform,  or properly perform,  certain tests on equipment sold to the Department of Defense (DoD) and falsely certifying that these tests had been properly  performed.  Copies of the
Plea  Agreement and the Criminal  Information  are attached to this Agreement as
Exhibits 2 and 3  respectively.  On March 15, 2005, the judge sentenced RFI to A
$300,000 fine in addition to the $5,000,000 already paid by RFI.

6.  RFI and Del  Global  recognize  that  the  conviction  pursuant  to the Plea
Agreement and the civil Settlement Agreement may raise questions regarding RFI's present  responsibility  and that,  as a result,  DLA has the right to  consider suspending RFI or proposing RFI for debarment from  Government  contracting  and
Government-approved  subcontracting  pursuant to the procedures contained in the
Federal  Acquisition  Regulation (FAR) Subpart 9.4 and the Department of Defense
FAR Supplement (DFARS) Subpart 209.4.

7. By a written  submission  dated  August  10,  2004 (a copy of which,  without attachments, is enclosed as Exhibit 4) and by presentation on September 14, 2004
(a copy of which is attached as Exhibit 5), RFI and Del Global  presented to DLA information  in mitigation of possible  suspension or debarment.  The submission and presentation  discussed the management and personnel changes since discovery of the misconduct;  the Code of Business Conduct and Ethics; the Business Ethics
and Conflicts of Interest  Policy;  the Zero  Tolerance  Policy;  the Alertline,
policy on reporting  business  abuses,  and  complaint  process;  the  Corporate
Policies and  Procedures  Manual;  the role of the  Compliance  Officer;  ethics training;  quality control and testing procedures and policies; and internal and external audits. RFI also has acknowledged the improper conduct of its employees and has taken responsibility for the circumstances of the misconduct.

8. RFI has expressed an interest in demonstrating  to DLA that,  notwithstanding the  misconduct  that  resulted  in the  Plea  Agreement  and  civil  Settlement
Agreement,  RFI can be trusted to deal fairly and honestly  with the  Government and that  suspending or debarring  RFI from future  Government  procurement  and non-procurement programs is not a necessary protection in this case.

9. RFI implemented and has agreed to keep in place and to incorporate  into this
Agreement the measures  discussed in its August 10, 2004 written  submission and during the  September  14,  2004  presentation,  all of which  were  voluntarily adopted  prior to the date of this  Agreement.  RFI has adopted  the  compliance policies and procedures of Del Global, and some of these policies and procedures have been  converted to RFI specific  policies and  procedures,  such as the RFI
Code of Business  Conduct and Ethics,  the RFI Zero  Tolerance  Policy,  the RFI
business abuse complaint process, and RFI ethics training.  RFI also has assumed the  responsibilities for the management and oversight of the compliance program that were  previously the  responsibility  of Del Global.  In addition,  RFI has taken other actions as specified  herein to ensure against the recurrence of the conditions  giving rise to the Plea  Agreement  and civil  Settlement  Agreement referred to above and to ensure that RFI  possesses  the high degree of business honesty and integrity required of a Government contractor.

10. Del Global has entered into a  non-binding  letter of intent for the sale of
RFI and anticipates that RFI will be sold in the near future.  In the event that all or substantially  all of the issued and outstanding  capital stock of RFI is sold and RFI is no longer a wholly-owned subsidiary of Del Global, RFI agrees to continue  to  adhere  to  these  policies  and  procedures  for the term of this
Agreement  and to take the  necessary  actions to adopt them as its own,  to the extent that the policies and  procedures  have not been converted at the time of any sale to RFI  specific  policies  and  procedures,  and Del  Global  shall be automatically  removed from this Agreement and shall have no further obligations hereunder.  Alternatively,  in the event  that all or  substantially  all of the assets of RFI are sold, the acquiror of all or  substantially  all of the assets of RFI shall be bound by the terms and  conditions  of this  Agreement and shall adhere to these policies and procedures for the term of this Agreement,  and Del
Global and RFI shall be automatically removed from this Agreement and shall have no further obligations hereunder.

11.  RFI  represents  that  none of the  individuals  who were  involved  in the misconduct  are now  employed by RFI and that none of the  individuals  who were officers  or  directors  of RFI at the  time  of the  misconduct  are  presently employed by RFI, with the  exception of George  Apergis,  RFI's current  General
Manager and former Vice President of Technology. Mr. Apergis was not involved in the misconduct.

12. DLA has  determined  that under the authority of FAR 9.406,  cause exists to debar  RFI  based  upon the  charges  in the  Plea  Agreement.  DLA has  further determined,  however,  that the terms and conditions of this  Agreement  provide adequate assurance that RFI's future dealings with the Government,  if any, will be  conducted  with the high  degree of  honesty  and  integrity  required  of a
Government  contractor,  that  suspension  or debarment is not necessary at this time to protect the Government's  interests,  and that RFI will not be suspended or debarred  based upon the charges in the Plea Agreement as long as it complies with the  provisions of this  Agreement.  The parties,  therefore,  agree to the following terms and conditions.

                                    ARTICLES
                                    --------

1. The period of this Agreement  shall be three years from the date of execution of this  Agreement  by DLA,  except  that,  should  RFI  fail to  maintain  full compliance  with  any  material  term  or  condition  of  this  Agreement,  such three-year  period shall be tolled until such time that RFI  reestablishes  full compliance with the material terms and conditions of this  Agreement.  DLA shall promptly  notify RFI if a material  term or condition  of this  Agreement is not being met.

2. RFI and Del Global have entered into a civil  Settlement  Agreement,  and RFI has  entered  into a Plea  Agreement  with  the  United  States.  Copies  of the
Settlement  Agreement and the Plea  Agreement are attached  hereto as Exhibits 1 and 2,  respectively,  and  the  terms  of the  Plea  Agreement  and  Settlement
Agreement are incorporated  herein by reference.  RFI agrees,  as a term of this
Agreement,  to comply with the terms of the Plea  Agreement,  and Del Global and
RFI agree to comply with the terms of the Settlement Agreement.

3. RFI shall  maintain  complete  records at its  principal  offices,  including original documents, of all purchases, sales, receipts,  shipments, or testing of any  material  or  product  in  any  way  related  to  Government  contracts  or subcontracts.  These records shall be sufficient to provide complete evidence of all testing  related to items  furnished  directly or  indirectly  by RFI to the
Government under any Government  procurement.  These records shall be maintained for not less than four years after final payment of any affected contract.

4. In  addition  to any other  right  DLA may have by  statute,  regulation,  or contract,  DLA or its duly  authorized  representative  may examine RFI's books,
records  (including  test  data  records),   and  other  company  documents  and
supporting  materials  for the purpose of verifying  and  evaluating:  (a) RFI's compliance with the terms of this Agreement;  (b) RFI's business  conduct in its dealings  with  all  of its  customers,  including  the  Government;  (c)  RFI's compliance with Federal  procurement  policies and accepted business  practices;
and (d) RFI's  compliance  with the  requirements  of  Government  contracts  or subcontracts.  The materials  described  above shall be made available by RFI at all reasonable  times for  inspection,  audit,  or  reproduction.  Further,  for purposes of this provision,  DLA or its authorized  representative may interview any RFI employee  who  consents to be  interviewed  at the  employee's  place of business  during normal business hours or at such other place and time as may be mutually  agreed upon between the employee  and DLA.  Employees  may elect to be interviewed with or without a representative of RFI present.  As a reimbursement of the cost of conducting these reviews and other administrative  expenses,  RFI agrees to pay the Government  $3,000 upon execution of this Agreement and $3,000 on the  anniversaries  of the execution of the Agreement in 2006 and 2007, for a total amount not to exceed $9,000.

5. RFI has implemented  and agrees to maintain an ethics and compliance  program involving  all RFI employees and designed to ensure that all employees are aware of applicable laws, regulations, and standards of business conduct that they are expected to follow and the  consequences  to both the  employee  and the company resulting from any  violations.  RFI employees have received  initial ethics and compliance training and will receive annual training.  The ethics and compliance program  shall be  maintained so as to ensure that RFI and each of its officers, employees, and consultants maintains the business honesty and integrity required of a  Government  contractor  and  that  RFI's  performance  of each  Government contract is in strict compliance with all applicable laws, regulations,  and the terms of the contract.  The ethics and compliance program includes the following components:

            a. The  written  Code of Business  Conduct  and Ethics.  The Code as implemented includes policies on Equal Employment  Opportunity;  Work Standards;
Confidentiality;   Intellectual  Property;   Confidentiality  Agreements;  Ideas
Submitted by Outsiders;  Inventions;  Business Ethics and Conflicts of Interest;
Government Contracts - Ethics and Compliance; Reporting Business Abuses; Outside
Employment;  Record-Keeping;  and Compliance with Laws,  Rules, and Regulations.
The policy on  Government  Contracts  - Ethics and  Compliance  includes:  (i) a statement of RFI's commitment to comply with all applicable laws and regulations in the  conduct  of its  business;  (ii) a notice  that  violations  of  company policies and procedures or applicable laws and regulations will not be tolerated and that  consistent  with Article 5c of this  Agreement,  any infraction of the policy is subject to disciplinary action, up to and including termination; (iii)
a notice that all  employees  have an  obligation  to report actual or suspected violations of company policies and procedures or applicable laws and regulations and that the company  offers a  Confidential  Hotline that allows for  anonymous reporting;  and (iv) a notice  that  employees  also may  contact  DoD  directly through its Hotline, which notice includes the DoD Hotline number. The policy on
Reporting  Business  Abuses  reiterates  that employees may  anonymously  report suspected  violations of company  policies and procedures or applicable laws and regulations through the company offered Confidential  Hotline. The Code has been distributed  to all  employees  and is available  in the Employee  Communication
Center. A copy of the Code is Exhibit 6 to this Agreement.

            b. The written Business Ethics and Conflicts of Interest Policy. The
Policy  provides  guidance on  conflicts  of interest  and  reiterates  that all employees have an obligation to report actual or suspected violations of company policies and procedures or applicable  laws and regulations and that the company offers a Confidential  Hotline that allows for anonymous  reporting.  The Policy also identifies and provides contact  information for the Compliance  Officer. A copy of the Policy is Exhibit 7 to this Agreement.

            c. The written Zero  Tolerance  Policy.  The Zero  Tolerance  Policy
provides that each employee (i) has read and understood the Business  Ethics and
Conflicts  of  Interest  Policy  and  the  Government  Contracts  -  Ethics  and
Compliance  Policy;  (ii) understands  his/her obligation to comply with company policies and procedures or applicable laws and  regulations;  (iii)  understands that the Company has zero  tolerance  for  violations  of company  policies  and procedures or applicable laws and regulations; (iv) understands that infractions are subject to  disciplinary  action up to and  including  termination,  and may
result  in  criminal  and/or  civil  liability;   and  (v)  understands  his/her
obligation  to report  actual or suspected  violations  of company  policies and procedures  or applicable  laws and  regulations  and that the company  offers a
Confidential  Hotline  for  reporting  and has a policy  on  Reporting  Business
Abuses. The Zero Tolerance Policy also includes a statement that the employee is not aware of any violations. At the conclusion of ethics training,  discussed in
Article 5g of this  Agreement,  each  employee is required to sign a copy of the
Zero  Tolerance  Policy.  The  signed  copies of the Zero  Tolerance  Policy are maintained by RFI and available for DLA's review and inspection  during the term of this Agreement.  RFI shall submit,  as part of each report to DLA pursuant to
Article 7 of this  Agreement,  a  statement  that the signed  copies of the Zero
Tolerance  Policy are being  maintained  and that each  employee  has signed the
Policy as required by this  provision.  A copy of the Zero  Tolerance  Policy is
Exhibit 8 to this Agreement.

            d. The Confidential  Hotline,  written Policy on Reporting  Business
Abuses, and Complaint Process.  RFI offers a Confidential  Hotline for employees to report actual or suspected  violations of company  policies and procedures or applicable laws and regulations. The hotline operates 24 hours a day, seven days a week, and  procedures are in place to protect the anonymity of callers.  There is no tolerance  for  retribution  against  good faith  callers.  Employees  are informed of the  Confidential  Hotline through the Code of Business  Conduct and
Ethics (Article 5a), the Corporate  Policies and Procedures Manual (Article 5e),
during new employee  orientation,  during initial and refresher  ethics training
(Article 5g), and in various memoranda posted on company bulletin boards.  There is a Business  Abuse  Complaint  Process  to ensure  that  reports of  suspected wrongdoing  are  promptly,  thoroughly,  and  objectively  investigated  by  the
Compliance  Officer. A copy of the Business Abuse Complaint Process is Exhibit 9 to this Agreement.  Every six months,  starting six months from the date of this
Agreement, RFI, as a part of the report required by Article 7, shall provide DLA with a report identifying all calls made to the Confidential Hotline (regardless of the  subject  matter),  and  all  instances  of  misconduct  reported  to the
Compliance Officer, or otherwise brought to the attention of management,  during the  preceding  six months.  Such reports shall state the nature of the reported conduct, the results of the internal  investigation,  and the corrective action, if any,  taken by RFI.  Matters  pending  resolution  at the time of a six-month reporting period shall be reported each six months until final resolution of the matter is reported. Negative reports are required.

            e. The written Corporate  Policies and Procedures Manual. The Manual
includes  copies of the Code of Business  Conduct and Ethics  (Article  5a), the
Government  Contracts - Ethics and Compliance  Policy (Article 5a), the Business
Ethics and Conflicts of Interest Policy (Article 5b), the Zero Tolerance  Policy
(Article 5c), as well as other policies and procedures.  The Manual is available in the Employee Communication Center.

            f. Compliance Officer. There is a Compliance Officer responsible for investigating  and responding to  allegations  of misconduct.  All employees are provided with contact information for the Compliance Officer.

            g. Training Program. There is an ethics training program for all RFI managers and employees.  The training includes the Business Ethics and Conflicts of Interest Policy, the Government Contracts - Ethics and Compliance Policy, the
Policy on Reporting Business Abuses, and the Zero Tolerance Policy.  Training is
conducted in both  English and Spanish as required.  Training is conducted on an annual basis, and new employees  receive training shortly after being hired. The training  emphasizes that  infractions are subject to disciplinary  action up to and including termination. The training also highlights the Confidential Hotline and provides contact  information for the Compliance  Officer.  Each employee is required  to  sign a copy  of the  Zero  Tolerance  Policy  (Article  5c) at the conclusion of the training.  A copy of the ethics training  materials is Exhibit
10 to this Agreement.

            h. Written Quality Control and Testing Procedures and Policies.  RFI
revised  its  quality  control  and  testing  procedures  and  policies.   These
procedures  and  policies  include  an  Order  Entry/Change  Procedure,  a Quote
Procedure,  an Acceptance  Test  Procedure,  a Quality  Control Test Travel Card
policy,  a Stamp  Control  Log  policy,  and a Quality  Control  and Test Stamps policy.  Copies of the relevant  documentation for these procedures and policies are at Exhibit 11 to this Agreement.

            i. Audits and Corrective  Actions.  RFI conducts  periodic  internal audits and takes any necessary  corrective actions.  These audits and corrective actions are governed by the written procedures at Exhibit 12 to this Agreement.

            j. All  written  materials  and  training  related to the ethics and compliance  program  are  provided  in English and will be provided in any other language as appropriate to ensure that each employee understands all elements of any written or oral presentation.

6. The  principal  members of RFI  management  on the date of  execution of this
Agreement by DLA are George Apergis,  Annette DiGorga, John Borowiec,  and Frank
Tesoriero.  RFI agrees to notify DLA within one week if any of these  principals leave  their  current  positions  and to  name  their  successors  to  DLA  upon appointment.

7. RFI shall submit a periodic  written  report to DLA  describing  the measures taken by RFI to implement  and to ensure  compliance  with this  Agreement.  The reports  will be  submitted in time to be received at DLA within three months of the effective date of this Agreement,  on or before the six-month anniversary of the effective date of this Agreement, and thereafter on or before each six-month anniversary during the term of this Agreement. The final report will be received not later than one month prior to the final day of this Agreement. A schedule of reporting  dates is attached as Exhibit 13. The reporting  dates and time frames set forth in this  Agreement  are  deadlines  for  receipt of the reports at DLA
Headquarters.  RFI's failure to meet these  requirements  on or before the dates agreed to may constitute a breach of this Agreement.  Copies of all such reports also  shall  be  submitted  to the  Counsel  of the DLA  field  activity  having cognizance over the management of RFI's DoD contracts, or the DLA buying center, or both, depending on circumstances. The reports shall include:

            o Ethics and compliance training conducted and the number of persons who attended.

            o Informal  notifications or initiatives  relating to the ethics and compliance program.

            o Description of each  Confidential  Hotline call or other report of misconduct received and disposition of each.

            o Other information required by the terms of this Agreement.

            o The status of any ongoing  investigation  of, or legal proceedings involving,  RFI,;  including times,  places, and subject matter of search warrants,  subpoenas,  criminal charges,  criminal or civil agreements, etc.

8. RFI  represents to DLA that, to the best of RFI's  knowledge,  RFI is not now under criminal or civil investigation by any Governmental entity. In addition to the periodic  written  reports  required  under  Article 7, RFI shall notify DLA within five  working  days of the time RFI learns of (a) the  initiation  of any criminal  or civil  investigation  by any  Governmental  entity,  (b) service of subpoenas, (c) service of search warrants and/or searches carried out in any RFI facility,  and (d)  initiation  of legal action by any entity that alleges facts that, if true, would impact upon the business  responsibility  of RFI. RFI shall provide to DLA as much  information  as necessary to allow DLA to determine  the impact of the investigative or legal activity upon the present responsibility of
RFI for Government contracting.

9. Between five and seven months after the effective date of this Agreement, the
President  of RFI and the  Compliance  Officer  shall offer to meet with the DLA
Special  Assistant for  Contracting  Integrity or a designee to confirm that the terms  and  conditions  of this  Agreement  has been  implemented  and are being followed.  Each six months  during the term of this  Agreement,  the  Compliance

Officer shall offer to meet with  representatives  of the Special  Assistant for
Contracting Integrity to discuss implementation of this Agreement.

10.  As a  manufacturer  for and  supplier  to prime  contractors,  RFI is often required by its customers to submit to outside audits and/or  surveys  conducted by  the  customer  or  on  its  behalf  by  third  parties,  including  industry associations.  The written reports resulting from all such audits or surveys, to the extent that RFI has access to them,  will be  maintained  and  available for inspection by DLA. A list of each of the audits retained will be included in the semi-annual report required in Article 7.

11. RFI shall report  suspected  misconduct  involving  or affecting  Government business to DLA within  fifteen days after such  misconduct  is  discovered  by, known to, or  disclosed to company  management.  The  misconduct  to be reported includes  misconduct  by any  person,  including,  but  not  limited  to,  those associated  with  RFI or  with  the  Government  and  shall  include  misconduct disclosed to RFI from any source.  RFI will investigate any report of misconduct that  comes  to  its  attention  and  will  notify  DLA of  the  outcome  of the investigation  and any  potential  or  actual  impact  on any  aspect  of  RFI's
Government  business.   RFI  will  take  corrective  action,   including  prompt
restitution of any harm to the  Government.  RFI will include summary reports of the status of each such  investigation to DLA in the reports submitted  pursuant to Article 7 until each matter is finally resolved.

12. If RFI becomes  aware that any employee is charged  with a criminal  offense relating to its business  operations,  RFI will remove that employee immediately from  responsibility  for or  involvement  with RFI's business  affairs.  If the employee  is  convicted  or  debarred,  RFI will take  appropriate  disciplinary action.  RFI shall  notify  DLA of each such  personnel  action  taken,  and the reasons  therefore,  within 15 days of the  action.  The salary of any  officer, employee,  or consultant removed from Government  contracting in accordance with this paragraph  shall be unallowable  for  Government  contracting  purposes and shall not be charged either  directly or indirectly to any Government  contract.
RFI agrees to account separately for such costs.

13. RFI shall notify DLA of any  proposed  material  changes in the  directives, instructions,  or  procedures  implemented  in  furtherance  of RFI's ethics and compliance  program and compliance with this  Agreement.  DLA, or its authorized representative,  retains the right to verify,  approve,  or disapprove  any such changes.

14. Neither RFI nor Del Global shall seek  reimbursement  from the Government on cost-reimbursement  contracts,  either  directly  or  indirectly,  for  legal or related  costs  expended  or to be  expended  arising  from,  related  to, or in connection with, the Government's  criminal  investigation and RFI's defense and settlement thereof, or in connection with the civil Settlement Agreement entered
into  by  Del  Global,   RFI,  and  the  United  States,  or  DLA's  independent
administrative review, or the negotiation and preparation of this Agreement,  or the performance or administration of this Agreement. RFI shall treat these costs as unallowable costs for Government  contract accounting  purposes.  Included in these unallowable costs are any legal or related costs expended on behalf of any
RFI employee.

15. RFI agrees to waive all claims,  demands, or requests for monies of any kind or of whatever  nature  that RFI may have or may  develop in the future  arising from,  related to, or in connection with, any  investigation,  or as a result of administrative or judicial  proceedings,  or request for any other relief in law or in equity,  or in any other forum be it judicial or  administrative in nature arising out of or relating to the facts that gave rise to this Agreement.

16. RFI hereby releases the United States,  its  instrumentalities,  agents, and employees in their official and personal capacities, of any and all liability or claims  arising  out  of  the  investigation,  criminal  prosecution,  or  civil settlement at issue here, or the discussions leading to this Agreement.

17. RFI agrees to provide with the reports made  pursuant to Article 7 a list of all internal  audit  reports  generated by or for RFI within the  preceding  six months and to make  available to DLA copies of any such audit reports  requested by DLA.

18. In the event that RFI purchases or establishes  new business units after the effective  date of this  Agreement,  RFI shall  implement all provisions of this
Agreement,  including  any  training or education  requirements,  within 60 days following such purchase or establishment.

19.  When  requested,  RFI  shall  cooperate  fully  with any  investigation  of suspected  irregularities  involving  RFI's  operations or activities  and shall encourage present and past employees of RFI to make a full and candid disclosure of their personal knowledge of the facts and circumstances of any such suspected irregularities.

20.  Provided  that the terms and  conditions of this  Agreement are  faithfully fulfilled,  DLA  will not  suspend  or  debar  RFI  based  upon  the  facts  and circumstances set forth in the Plea Agreement referenced in the Preamble herein.
DLA's  decision  not to  suspend or debar RFI upon the facts at issue here shall not  restrict  DLA or  any  other  agency  of the  Government  from  instituting administrative actions, including, without limitation,  suspension or debarment, should additional  information come to the attention of DLA or such other agency indicating that this decision not to take action was improper.

21.  RFI's  compliance  with the  terms and  conditions  of this  Agreement  may
constitute  an  element  of  RFI's   present   responsibility   for   Government
contracting.  RFI's  failure  to meet  any of its  obligations  pursuant  to the material  terms  and  conditions  of this  Agreement  constitutes  a  cause  for suspension and/or debarment.

22. RFI represents that all written materials and other information  supplied to
DLA by its authorized  representative  during the course of discussions with DLA preceding  this  Agreement are true and accurate,  to the best  information  and belief of the RFI  signatories  to this  Agreement.  RFI  understands  that this
Agreement  is executed on behalf of DLA in reliance  upon the truth and accuracy of all such representations.

23. This Agreement shall inure to the benefit of and be binding upon the parties and their respective  successors and assigns.  In the event that RFI sells or in any way transfers ownership of all or substantially all of the business entities that are bound by this Agreement,  RFI shall notify DLA and shall require by the terms of the  transfer  that the new  owner  shall  be  bound by the  terms  and conditions  of this  Agreement,  including,  but not limited  to, all  reporting requirements.  In the event  that all or  substantially  all of the  issued  and outstanding  capital  stock of RFI is sold by Del  Global and RFI is no longer a wholly-owned subsidiary of Del Global, RFI agrees to continue to adhere to these policies and procedures for the term of this Agreement and to take the necessary actions to adopt them as its own, and Del Global shall be automatically  removed from this Agreement and shall have no further obligations hereunder.  Should RFI be sold, RFI will promptly  contact DLA and agrees to, along with its new owner, negotiate and adopt appropriate  modifications to the terms of this Agreement in order to reflect the new corporate structure. However, any such new owner of RFI will not be required to adopt any other  policies or  procedures  in addition to those  described  in this  Agreement.  Furthermore,  notwithstanding  any  other provision of this Agreement,  should all or  substantially  all of the assets of
RFI be sold by Del  Global,  then Del  Global  and RFI  shall  be  automatically removed from this Agreement and shall have no further obligations hereunder, and shall  require  the new  owner  of such  assets  to be bound  by the  terms  and conditions of this agreement.

24. This  Agreement  constitutes  the entire  agreement  between the parties and supersedes  all prior  agreements and  understandings,  whether oral or written, relating to the subject matter hereof.  This Agreement shall be binding upon and inure to the  benefit  of and be  enforceable  by the  parties  hereto and their respective successors and assigns.

25. The  provisions of this Agreement in no way alter or diminish the rights and responsibilities  of the United States to carry out its lawful  functions in any proper manner.

26. Walt Schneider, as CEO of Del Global Technologies, Inc., and George Apergis,
as General Manager and VP Technology of RFI Corporation, are fully authorized to execute this Agreement and represent that they have authority to bind Del Global and RFI, respectively.

27.  In the  event  that  any one or more of the  provisions  contained  in this
Agreement shall for any reason be held to be invalid,  illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions of this Agreement.

28. Any  notices  or  information  required  hereunder  shall be in writing  and delivered or mailed by registered or certified mail, postage prepaid as follows:

If to Del Global, to:   Chief Executive Officer
                        1 Commerce Park
                        Valhalla, New York  10595

If to RFI, to:          General Manager or President
                        100 Pine Aire Drive
                        Bay Shore, New York  11706

If to DLA, to:          Ms. Susan Chadick
                        Special Assistant for Contracting Integrity (DG)
                        Defense Logistics Agency
                        8725 John J. Kingman Road, Stop 2533
                        Fort Belvoir, VA  22060-6221

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or such other address as any party shall have designated by notice in writing to the other party.

29. This Agreement,  including all attachments,  is a public document and may be distributed  by DLA  throughout  the  Government  as  appropriate  and to  other interested  persons upon request,  including requests filed under the Freedom of
Information Act.

30. This Agreement may be amended or modified only by a written  document signed by the parties listed below.

3/16/05                                   /s/ Walter F. Schneider
------------------                        ---------------------------------
Date                                      for Del Global Technologies Corp.

3/17/05                                   /s/ George Apergas
------------------                        ---------------------------------
Date                                      for RFI Corporation

4/1/05                                    /s/ Susan Chadick
------------------                        ---------------------------------
Date                                      for the Defense Logistics Agency

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